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                                                                   EXHIBIT 23(a)



               CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS




The Board of Directors
Rohm and Haas Company:



We consent to the use of our report included herein by reference in this registration statement on Form S-3 and to the reference to our firm under the heading "Experts" in the prospectus.



KPMG PEAT MARWICK LLP

Philadelphia, Pennsylvania
October 10, 1996